Exhibit 10.3

ACQUIROR STOCKHOLDER SUPPORT AGREEMENT

This ACQUIROR STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of March 22, 2021 (the “Effective Date”), is made by and among Chardan Healthcare Acquisition 2 Corp., a Delaware corporation (“Acquiror”), Renovacor, Inc., a Delaware corporation (the “Company”), and the undersigned holder of shares of common stock of Acquiror, par value $0.0001 per share (such shares, “Acquiror Common Stock” and the holders thereof, collectively, the “Acquiror Stockholder”) set forth on Annex A to this Agreement. Acquiror, the Company and the Acquiror Stockholder shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, Acquiror, the Company and CHAQ2 Merger Sub, Inc., a Delaware corporation (“Merger Sub”), entered into that certain Merger Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”);

WHEREAS, Annex A sets forth, as of the Effective Date, the number of shares of Acquiror Common Stock held of record and beneficially owned by the Acquiror Stockholder; and

WHEREAS, the Merger Agreement contemplates that the Parties will enter into this Agreement concurrently with the execution and delivery of the Merger Agreement by the parties thereto, pursuant to which, among other things, (a) the Acquiror Stockholder will vote in favor of approval of the Proposals and (b) the Acquiror Stockholder will agree not to redeem any shares of Acquiror Common Stock in connection with the Transactions.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1. Agreement to Vote. The Acquiror Stockholder hereby irrevocably and unconditionally agrees (a) to vote at the Special Meeting or any other meeting of the Acquiror Stockholders, and in any action by written resolution of the Acquiror Stockholders, in each case, during which the Proposals are presented to the Acquiror Stockholders for approval, all of the Acquiror Stockholder’s Acquiror Common Stock (together with any other equity securities of Acquiror that the Acquiror Stockholder holds of record or beneficially, as of the date of this Agreement, or acquires record or beneficial ownership of after the date hereof, collectively, the “Subject Acquiror Equity Securities”) (i) in favor of the Proposals and (ii) against, and the undersigned Acquiror Stockholder shall withhold consent with respect to, any other matter, action or proposal that would reasonably be expected to result in (x) a breach of any of the Acquiror’s or Merger Sub’s covenants, agreements or obligations under the Merger Agreement or (y) any of the conditions to the Closing set forth in Sections 9.01 or 9.03 of the Merger Agreement not being satisfied, (b) if the Special Meeting or any other meeting of the Acquiror Stockholders is held in respect of the matters set forth in clause (a), to appear at such meeting, in person or by proxy, or otherwise cause all of the Acquiror Stockholder’s Subject Acquiror Equity Securities to be counted as present thereat for purposes of establishing a quorum and (c) not to redeem, elect to redeem or tender or submit any of its Subject Acquiror Equity Securities for redemption in connection with the Acquiror Stockholder Approval, the Merger or any other Transactions or otherwise prior to the termination of this Agreement pursuant to Section 6, and any attempt to redeem the Subject Acquiror Equity Securities will be void ab initio and of no effect. Prior to any valid termination of the Merger Agreement, the Acquiror Stockholder shall take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Merger and the other Transactions and on the terms and subject to the conditions set forth therein. The obligations of the Acquiror Stockholder specified in this Section 1 shall apply whether or not the Merger, any of the Transactions or any action described above is recommend by the Acquiror Board.

2. Appointment of Proxy. The Acquiror Stockholder hereby appoints each of Jonas Grossman and Guy Barudin as its true and lawful proxies and attorneys-in-fact, with full power of substitution, to vote all of its Subject Acquiror Equity Securities in accordance with the terms of this Agreement. The proxy and power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable during the term of this Agreement, and shall survive the death, disability, incompetency, bankruptcy, insolvency or dissolution of the Acquiror Stockholder. Furthermore, the Acquiror Stockholder agrees to, from time to time execute and deliver such further instruments, ancillary agreements or other documents or take such other actions as may be necessary or advisable to give effect to, confirm, evidence or effectuate the purposes of the proxy granted by this Section 2. For the avoidance of doubt, upon the termination of this Agreement, this Section 2 shall be of no further force and effect.

3. Transfer of Shares.

a. The Acquiror Stockholder hereby agrees that it shall not (i) sell, assign, transfer (including by operation of law), place a lien on, pledge, hypothecate, grant an option to purchase, distribute, dispose of or otherwise encumber any of its Subject Acquiror Equity Securities or otherwise enter into any contract, option or other arrangement or undertaking to do any of the foregoing (each, a “Transfer”), (ii) deposit any of its Subject Acquiror Equity Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect to any of its Subject Acquiror Equity Securities (other than as set forth in Section 2 herein) that conflicts with any of the covenants or agreements set forth in this Agreement or (iii) take any action that could have the effect of preventing or materially delaying the performance of its obligations hereunder; provided, however, that the foregoing shall not apply to any Transfer (A) to Acquiror’s officers or directors or affiliates; or (B) by private sales or transfers made in connection with the transactions contemplated by, and expressly permitted under, the Merger Agreement; provided, that any transferee of any Transfer of the types set forth in clauses (A) and (B) must enter into a written agreement agreeing to be bound by this Agreement.

b. In furtherance of the foregoing, Acquiror hereby agrees to (i) place a revocable stop order on all Subject Acquiror Equity Securities subject to Section 3(a), including those which may be covered by a registration statement, and (ii) notify Acquiror’s transfer agent in writing of such stop order and the restrictions on such Subject Acquiror Equity Securities under Section 3(a) and direct Acquiror’s transfer agent not to process any attempts by any Acquiror Stockholder to Transfer any Subject Acquiror Equity Securities except in compliance with Section 3(a); for the avoidance of doubt, the obligations of Acquiror under this Section 3(b) shall be deemed to be satisfied by the existence of any similar stop order and restrictions currently existing on the Subject Acquiror Equity Securities.

4. Other Covenants.

a. The Acquiror Stockholder hereby agrees to be bound by and subject to (i) Section 8.04 (Confidentiality; Publicity) of the Merger Agreement to the same extent as such provisions apply to the parties to the Merger Agreement, as if the Acquiror Stockholder is directly a party thereto, and (ii) Section 7.10 (Exclusivity) and Section 8.01 (Support of Transaction) of the Merger Agreement to the same extent as such provisions apply to Acquiror, as if the Acquiror Stockholder is directly party thereto.

b. The Acquiror Stockholder acknowledges and agrees that the Company and Acquiror are entering into the Merger Agreement in reliance upon the Acquiror Stockholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement and but for the Acquiror Stockholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement the Company and Acquiror would not have entered into, or agreed to consummate the transactions contemplated by, the Merger Agreement.

5. Representations and Warranties. The Acquiror Stockholder represents and warrants to the Company as follows: (i) this Agreement has been duly executed and delivered by the Acquiror Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of the Acquiror Stockholder, enforceable against the Acquiror Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies); (ii) the Acquiror Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of the Acquiror Stockholder’s obligations hereunder; (iii) the Acquiror Stockholder is the record and beneficial owner of all of its Subject Acquiror Equity Securities, and there exist no Liens or any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell or otherwise dispose of such securities), other than pursuant to (A) this Agreement, (B) the Acquiror Organizational Documents, (C) the Merger Agreement, or (D) any applicable securities Laws; (iv) the Acquiror Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of holding its Subject Acquiror Equity Securities; (v) the Acquiror Stockholder, in making the decision to not redeem its Subject Acquiror Equity Securities, has not relied upon any oral or written representations or assurances from Acquiror or any of its officers, directors or employees or any other representatives or agents of Acquiror other than as set forth in this Agreement and the Acquiror Stockholder has had access to all of the filings made by Acquiror with the SEC; (vi) the Acquiror Stockholder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Acquiror Stockholder’s own legal counsel, investment and tax advisors; and (vii) the Acquiror Stockholder is not relying on any statements or representations of Acquiror or any of its representatives or agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by the Merger Agreement.

6. Termination. This Agreement shall automatically terminate, without any notice or other action by any Party, and be void ab initio upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) the termination of this Agreement pursuant to Section 6(b) shall not affect any liability on the part of any Party for a Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination or Fraud, (ii) Sections 4(b) and 11 (solely to the extent related to the foregoing Section 4(b)) shall each survive the termination of this Agreement pursuant to Section 6(a) and (iii) Sections 7, 9, 10 and 11 (solely to the extent related to the following Sections 7 or 10) shall survive any termination of this Agreement. For purposes of this Section 6, (x) “Willful Breach” means a material breach that is a consequence of an act undertaken or a failure to act by the breaching Party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement and (y) “Fraud” means an act or omission by a Party, and requires: (i) a false or incorrect representation or warranty expressly set forth in this Agreement, (ii) with actual knowledge (as opposed to constructive, imputed or implied knowledge) by the Party making such representation or warranty that such representation or warranty expressly set forth in this Agreement is false or incorrect, (iii) an intention to deceive another Party, to induce him, her or it to enter into this Agreement, (iv) another Party, in justifiable or reasonable reliance upon such false or incorrect representation or warranty expressly set forth in this Agreement, causing such Party to enter into this Agreement, and (v) causing such Party to suffer damage by reason of such reliance.

7. No Recourse. Except for claims pursuant to the Merger Agreement or any other Ancillary Agreement by any party(ies) thereto against any other party(ies) thereto, each Party agrees that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever (whether in tort, contract or otherwise) arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against any Affiliate of the Company or any Affiliate of Acquiror (other than the Acquiror Stockholder, on the terms and subject to the conditions set forth herein), and (b) none of the Affiliates of the Company or the Affiliates of Acquiror (other than the Acquiror Stockholder, on the terms and subject to the conditions set forth herein) shall have any liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished in connection with this Agreement, the negotiation hereof or the transactions contemplated hereby.

8. Waiver.

a. The Acquiror Stockholder (i) acknowledges that Acquiror may possess or have access to material non-public information which has not been communicated to Acquiror Stockholder; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against Acquiror or any of its officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transactions contemplated by this Agreement, including without limitation, any such claims arising under the securities or other laws, rules and regulations, and (iii) is aware that Acquiror is relying on the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

b. The Acquiror Stockholder has read the Final Prospectus of Acquiror, dated April 23, 2020 (the “Acquiror Prospectus”) and understands that Acquiror has established a “trust account,” initially in an amount of at least $85,000,000 for the benefit of the “public stockholders” and the underwriters of Acquiror’s initial public offering and that, except for (i) interest earned on the trust account that may be released to Acquiror to pay any taxes it incurs, and (ii) interest earned by the trust account that may be released to Acquiror from time to time to fund Acquiror’s working capital and general corporate requirements, proceeds in the trust account will not be released until (a) the consummation of a Business Combination (as defined in the Acquiror Prospectus), or (b) the dissolution and liquidation of Acquiror if it is unable to consummate a Business Combination within the allotted time. For and in consideration of Acquiror entering into this Agreement with the Acquiror Stockholder, the Acquiror Stockholder hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the trust account (other than in connection with redemption rights or the dissolution of Acquiror) (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Acquiror and will not seek recourse against the trust account for any reason whatsoever, other than in connection with redemption rights or the dissolution of Acquiror.

9. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the Acquiror Stockholder makes no agreement or understanding herein in any capacity other than in its capacity as a record holder and beneficial owner of the Subject Acquiror Equity Securities and (b) nothing herein will be construed to limit or affect any action or inaction by any representative of the Sponsor in its capacity as a member of the board of directors (or other similar governing body) of Acquiror or any of its Affiliates or as an officer, employee or fiduciary of Acquiror or any of its Affiliates, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of Acquiror or such Affiliate.

10. No Third Party Beneficiaries. This Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall constitute the Parties, partners or participants in a joint venture.

11. Incorporation by Reference. Sections 1.02 (Construction) 11.03 (Assignment), 11.06 (Governing Law), 11.07 (Captions; Counterparts), 11.09 (Entire Agreement), 11.10 (Amendments), 11.11 (Severability), 11.12 (Jurisdiction; Waiver of Jury Trial), 11.13 (Enforcement) and 11.15 (Non-Survival of Representations, Warranties and Covenants) of the Merger Agreement are incorporated herein by reference and shall apply to this Agreement mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

CHARDAN HEALTHCARE ACQUISITION 2 CORP.

By:
Name:
Title:

[Signature Page to Acquiror Stockholder Voting Agreement]

RENOVACOR, INC.

By:
Name:
Title:

[Signature Page to Acquiror Stockholder Voting Agreement]

[ACQUIROR STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Acquiror Stockholder Voting Agreement]

ANNEX A

Acquiror Stockholder	Shares of Acquiror Common Stock Held of Record
[ ● ]	[ ● ]